Exhibit 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 4, 2008, is by and among ENTERTAINMENT DISTRIBUTION COMPANY, LLC, a Delaware limited liability company (the “Borrower”), those Domestic Subsidiaries of the Borrower identified as a “Guarantor” on the signature pages hereto (individually a “Guarantor” and collectively the “Guarantors”), the financial institutions party hereto as lenders (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent under the Credit Agreement (defined below) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, Glenayre Electronics, Inc., a Colorado corporation, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of May 31, 2005 (as previously amended, modified or supplemented and as further amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement as amended hereby); and

WHEREAS, the Borrower and the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT TO CREDIT AGREEMENT

1.1           Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)    The definition of “Consolidated EBITDA” is hereby deleted in its entirety and replaced with the following:

“Consolidated EBITDA” shall mean, for any period, the sum of (a) Consolidated Net Income for such period, plus (b) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (i) Consolidated Interest Expense, (ii) total federal, state, local and foreign income taxes and (iii) depreciation and amortization expense, all as determined in accordance with GAAP (except for the exclusion of Rebate Payments).  Notwithstanding the foregoing, for the fiscal quarters ended December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008 Consolidated EBITDA shall be calculated by adding to the number determined pursuant to the foregoing sentence non-cash charges not exceeding $9,900,000 in the aggregate relating to the impairment charge taken in 2007 in connection with the Acquisition, to the extent such non-cash charges were deducted in the determination of Consolidated Net Income for the applicable period.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1           Closing Conditions.

This Amendment shall become effective as of the date hereof (the “Fifth Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent); provided, however, that the change to the definition of Consolidated EBITDA shall be deemed to be retroactively effective as of December 30, 2007 on the Fifth Amendment Effective Date:

(a)           Executed Amendment.  The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Required Lenders and the Administrative Agent.

(b)           Amendment Fee.  The Borrower shall have paid or caused to be paid an additional amendment fee to the Administrative Agent in connection with this Amendment for the account of each Lender that shall have returned executed signature pages to this Amendment no later than 5:00 p.m. on March 4, 2008, as directed by the Administrative Agent, in an aggregate amount equal to $40,500 to be allocated among the Lenders pro rata according to their Term Loan Commitment Percentage.

(c)           Other.  The Administrative Agent shall have received such other documents, agreements or information which it may reasonably request relating to the Credit Parties and the transactions contemplated by this Amendment and any other matters relevant hereto or thereto, all in form and substance satisfactory to the Administrative Agent in its sole good faith discretion.

ARTICLE III
MISCELLANEOUS

3.1           Amended Terms.  All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2           Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows as of the date hereof:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person’s valid and legally binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)           The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

3.3           Acknowledgment of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Documents.

3.4           Credit Document.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5           Entirety.  This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.6           Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this

Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

3.7           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.8           Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

3.9           Fees.  The Borrower agrees to pay all fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of Moore & Van Allen PLLC.

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IN WITNESS WHEREOF the Borrower, the Guarantors, the Lenders, and the Administrative Agent have caused this Amendment to be duly executed on the date first above written.

BORROWER :	ENTERTAINMENT DISTRIBUTION COMPANY, LLC, a Delaware limited liability company

	By:	/s/ Jordan M. Copland
	Name:	Jordan M. Copland
	Title:	Chief Executive Officer

GUARANTORS:	ENTERTAINMENT DISTRIBUTION COMPANY (USA), LLC, a Delaware limited liability company

	By:	/s/ Jordan M. Copland
	Name:	Jordan M. Copland
	Title:	Chief Executive Officer

ADMINISTRATIVE AGENT AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

	By:	/s/ Elaine Eaton
	Name:	Elaine Eaton
	Title:	Senior Vice President

ING CAPITAL LLC, as a Lender

By:	/s/ Andrew Latton
Name:	Andrew Latton
Title:	Vice President